Consent of Independent Registered Public Accounting Firm
To the Board of Directors
American Fidelity Assurance Company and
Contract Owners
 American Fidelity Separate Account B:
We consent to the use of our report dated February 27, 2018 for the segregated subaccounts of American Fidelity Separate Account B included herein and to the reference to our firm under the heading "Custodian and Independent Registered Public Accounting Firm" in the Statement of Additional Information on Form N‑4.
/s/KPMG, LLP
Oklahoma City, Oklahoma
 April 27, 2018